SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

17. SUBSEQUENT EVENTS

Xinjiang Daqo’s 2022 Profit Distribution Plan

The Board of Xinjiang Daqo has approved the Profit Distribution Plan of 2022("2022 Distribution Plan") which decides to distribute cash dividends inclusive of taxes of RMB 7,694,626,374.0 (an approximate equivalence of USD 1,115,566,931.7). As such, an estimation of 40.24% of distributable profit from PRC listed group will be distributed in 2023. The 2022 Distribution Plan was approved by the annual shareholders’ meeting of Xinjiang Daqo on April 6, 2023.

Facility Agreement

In February 2023, the Company entered into a facility agreement with China Merchants Bank Co., Ltd., Hong Kong Branch for US$140 million facility, of which US$100 million and US$40 million was drawn on February 28, 2023 and March 27, 2023, respectively, and the entire principal amount is due to be repaid in 6 months. The interest rate is the sum of the margin 0.85% and the term SOFR (referred as "secured overnight financing rate") reference rate. Under the terms of the facility agreement, the Company is required to comply with certain financial covenant that the market value of the Company's investment in Xinjiang Daqo shall be not less than five times of the sum of the outstanding principal and any accrued but unpaid interest, fees and expenses. As of date of this report, the Company is in compliance of the financial covenant. The purpose of the loan was for stock repurchase.